     As filed with the Securities and Exchange Commission on April 17, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 17, 2001



                            FIRST CHARTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                   0-15829                     56-1355866
--------------                   -------                     ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

         10200 David Taylor Drive, Charlotte, North Carolina 28262-2373 (Addresses, including zip codes, of principal executive offices)

                                 (704) 688-4300
              (Registrant's telephone number, including area code)

ITEM 5            OTHER EVENTS

         On April 17, 2001, First Charter Corporation (the "Registrant") announced financial results for First Charter Corporation for the three month period ended March 31, 2001. A copy of the press release is included as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


                  Exhibit No.       Description
                  -----------       -----------

                  99.1 News release disseminated on April 17, 2001 by First Charter Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST CHARTER CORPORATION


                                        By: /s/ Robert O. Bratton
                                            ------------------------------------
                                            Robert O. Bratton
                                            EVP and Chief Financial Officer

Dated:  April 17, 2001

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              News Release disseminated on April 17, 2001 by First Charter
                  Corporation.